UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2021

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Church Street, Suite 1400

Nashville, Tennessee 37219

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on April 13, 2021, Change Healthcare Inc. (“Change”) held its special meeting of stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger, dated as of January 5, 2021 (as may be amended or modified from time to time in accordance with its terms, the “Merger Agreement”), with UnitedHealth Group Incorporated (“UnitedHealth Group”) and Cambridge Merger Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of UnitedHealth Group, pursuant to which Merger Sub will be merged with and into Change (the “Merger”) and Change will survive the Merger as a wholly-owned subsidiary of UnitedHealth Group. As of the close of business on February 26, 2021, the record date for the Special Meeting, there were 306,530,424 shares of common stock, par value $0.001 per share, of Change outstanding and entitled to vote, of which 221,249,979 votes were present or represented by proxy at the Special Meeting, which number constituted a quorum. The results for each of the matters voted on at the Special Meeting are set forth below:

Proposal 1:    Merger Proposal.

Change’s stockholders approved the proposal to adopt the Merger Agreement (the “Merger Proposal”) by the votes set forth in the table immediately below:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
221,206,315	23,772	19,892	—

Proposal 2:    Named Executive Officer Merger-Related Compensation Proposal.

Change’s stockholders approved, on a non-binding, advisory basis, certain compensation that will or may be paid by Change to its named executive officers that is based on or otherwise relates to the Merger by the votes set forth in the table immediately below:

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
214,684,961	6,303,832	261,186	—

Proposal 3:    Adjournment Proposal.

In connection with the Special Meeting, Change solicited proxies with respect to a proposal to adjourn the Special Meeting from time to time, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal (such proposal to adjourn the Special Meeting, the “Adjournment Proposal”). Because there were sufficient votes from Change stockholders to approve the Merger Proposal, adjournment of the Special Meeting was unnecessary and the Adjournment Proposal was not called.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
	Name:	Loretta A. Cecil
	Title:	Executive Vice President, General Counsel

Date: April 14, 2021